                                                       =========================
                                                       The Lincoln National Life
                     Variable Annuity Application          Insurance Company
                                                          Fort Wayne, Indiana
                                                       =========================

   Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Rights Of Accumulation (If additional space is needed, use Section 12.)

   [_] I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to increased bonus credit amounts as described in the prospectus. My account numbers are: _______________ ________________

   [_] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under 21):

   Account no.                     Name                     SSN
   ------------------------------- ------------------------ --------------------

   Account no.                     Name                     SSN
   ------------------------------- ------------------------ --------------------

1b Contract Owner        Note: Maximum age of Contract Owner is 85.

                                                               Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name or trust name*
                                                               Date of birth  [_][_] [_][_] [_][_]   [_] Male    [_] Female
                                                                               Month   Day   Year
   __________________________________________________________
   Street address
                                                               Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
   __________________________________________________________
   City                            State          ZIP
                                                               Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
                                                                               Month   Day   Year
   __________________________________________________________                                       [_] Yes    [_] No
   Trustee name*
                                                               *This information is required for trusts.

1c Joint Contract Owner    Note: Maximum age of Joint Contract Owner is 85.

                                                               Social Security number     [_][_][_]-[_][_][_]-[_][_][_][_]
   __________________________________________________________                                       [_] Male    [_] Female
   Full legal name
                                                               Date of birth    [_][_] [_][_] [_][_]
                                                                                Month    Day   Year [_] Spouse  [_] Non-Spouse

2a Annuitant   Note: Maximum age of Annuitant is 85.  (If no Annuitant is
                                                      specified, the Contract
                                                      Owner, or Joint Owner if
                                                      younger, will be the
                                                      Annuitant.)

                                                               Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name
                                                               Date of birth  [_][_] [_][_] [_][_]   [_] Male    [_] Female
                                                                               Month   Day   Year
   __________________________________________________________
   Street address
                                                               Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
   __________________________________________________________
   City                            State          ZIP

2b Contingent Annuitant  Note: Maximum age of Contingent Annuitant is 85.

                                                               Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name

3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN

                                                               Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
                                                                               Month   Day   Year
   __________________________________________________________                                       [_] Yes    [_] No
   Executor/Trustee name*
                                                               *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form [(29953)].

4  Type of American Legacy Contract

   Nonqualified: [_] Initial Contribution  OR  [_] 1035 Exchange
   Tax-Qualified (must complete plan type): [_] Transfer OR [_] Rollover Plan Type (check one): [_] Roth IRA [_] Traditional IRA
                          [_] Non-ERISA 403(b)* (transfers only)
                          *Indicate plan year-end: [_][_] [_][_]
                                                   Month    Day

5a Allocation (This section must be completed.)

   Initial minimum: [$25,000]

   Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

   If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the [Cash Management Fund] pending instructions from the Contract Owner.

   -----------------------------------------------------------------------------
   Please allocate my contribution of:

   $_____________________ OR $_________________________
    Initial contribution      Approximate amount
                              from previous carrier
   -----------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
   -----------------------------------------------------------------------------
   Use whole percentages

                  %  Delaware Emerging Markets Series
    ---------------
                  %  Delaware Growth & Income Series
    ---------------
                  %  Delaware High Yield Series
    ---------------
                  %  Delaware REIT Series
    ---------------
                  %  Delaware Select Growth Series
    ---------------
                  %  Delaware Small Cap Value Series
    ---------------
                  %  Delaware Social Awareness Series
    ---------------
                  %  Delaware Trend Series
    ---------------
                  %  AIM V.I. Capital Appreciation Fund
    ---------------
                  %  AIM V.I. Growth Fund
    ---------------
                  %  AIM V.I. International Fund
    ---------------
                  %  AIM V.I. Value Fund
    ---------------
                  %  Alliance Growth Portfolio
    ---------------
                  %  Alliance Growth & Income Portfolio
    ---------------
                  %  Alliance Premier Growth Portfolio
    ---------------
                  %  Alliance Technology Portfolio
    ---------------
                  %  American Funds Global Small Cap Fund
    ---------------
                  %  American Funds Growth Fund
    ---------------
                  %  American Funds Growth-Income Fund
    ---------------
                  %  American Funds International Fund
    ---------------
                  %  Deutsche VIT Equity 500 Index Fund
    ---------------
                  %  Fidelity VIP Equity Income Portfolio
    ---------------
                  %  Fidelity VIP Growth Portfolio
    ---------------
                  %  Fidelity VIP Overseas Portfolio
    ---------------
                  %  Fidelity VIP III Growth Opportunities Portfolio
    ---------------
                  %  Franklin Templeton Growth Securities Fund
    ---------------
                  %  Franklin Templeton International Securities Fund
    ---------------
                  %  Franklin Templeton Mutual Shares Securities Fund
    ---------------
                  %  Franklin Templeton Small Cap Securities Fund
    ---------------
                  %  Liberty Newport Tiger Fund
    ---------------
                  %  Lincoln National Bond Fund
    ---------------
                  %  Lincoln National Money Market Fund
    ---------------
                  %  MFS Emerging Growth Series
    ---------------
                  %  MFS Research Series
    ---------------
                  %  MFS Total Return Series
    --------------
                  %  MFS Utilities Series
    --------------
                                                        % 5 years
                     Fixed Account:         -------------
                                % 1 year                % 7 years
                     ------------           -------------
                                % 3 years               % 10 years
                     ------------           -------------

                  %  Total (must = 100%)




5b Dollar Cost Averaging (Complete only if electing DCA.)

   [$1,500] minimum required in the Holding Account
--------------------------------------------------------------------------------
   Total amount to DCA:                                   $__________________
           OR
   MONTHLY amount to DCA:                                 $__________________
--------------------------------------------------------------------------------
   OVER THE FOLLOWING PERIOD:
                                                           __________________
                                                             [MONTHS (2-60)]
--------------------------------------------------------------------------------
   FROM THE FOLLOWING HOLDING ACCOUNT (Check one):

   [_] 1 Year Fixed Account (Only available for 12 months or less.)
   [_] Delaware High Yield Series*                     *The holding account and
   [_] Lincoln National Money Market Fund*              the DCA fund elected
   [_] Lincoln National Bond Fund*                      cannot be the same.
--------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
   Use whole percentages

                  %  Delaware Emerging Markets Series
   ----------------
                  %  Delaware Growth & Income Series
   ----------------
                  %  Delaware High Yield Series*
   ----------------
                  %  Delaware REIT Series
   ----------------
                  %  Delaware Select Growth Series
   ----------------
                  %  Delaware Small Cap Value Series
   ----------------
                  %  Delaware Social Awareness Series
   ----------------
                  %  Delaware Trend Series
   ----------------
                  %  AIM V.I. Capital Appreciation Fund
   ----------------
                  %  AIM V.I. Growth Fund
   ----------------
                  %  AIM V.I. International Fund
   ----------------
                  %  AIM V.I. Value Fund
   ----------------
                  %  Alliance Growth Portfolio
   ----------------
                  %  Alliance Growth & Income Portfolio
   ----------------
                  %  Alliance Premier Growth Portfolio
   ----------------
                  %  Alliance Technology Portfolio
   ----------------
                  %  American Funds Global Small Cap Fund
   ----------------
                  %  American Funds Growth Fund
   ----------------
                  %  American Funds Growth-Income Fund
   ----------------
                  %  American Funds International Fund
   ----------------
                  %  Deutsche VIT Equity 500 Index Fund
   ----------------
                  %  Fidelity VIP Equity Income Portfolio
   ----------------
                  %  Fidelity VIP Growth Portfolio
   ----------------
                  %  Fidelity VIP Overseas Portfolio
   ----------------
                  %  Fidelity VIP III Growth Opportunities Portfolio
   ----------------
                  %  Franklin Templeton Growth Securities Fund
   ----------------
                  %  Franklin Templeton International Securities Fund
   ----------------
                  %  Franklin Templeton Mutual Shares Securities Fund
   ----------------
                  %  Franklin Templeton Small Cap Securities Fund
   ----------------
                  %  Liberty Newport Tiger Fund
   ----------------
                  %  Lincoln National Bond Fund*
   ----------------
                  %  Lincoln National Money Market Fund*
   ----------------
                  %  MFS Emerging Growth Series
   ----------------
                  %  MFS Research Series
   ----------------
                  %  MFS Total Return Series
   ----------------
                  %  MFS Utilities Series
   ----------------
                  %  Total (must = 100%)
   ================
--------------------------------------------------------------------------------
   Future contribution will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
--------------------------------------------------------------------------------

5c Cross-Reinvestment or Portfolio Rebalancing

  To elect either of these options, please complete the Cross-Reinvestment form [(28051)] or the Portfolio Rebalancing form [(28887)].

6  Death Benefit Option

  Select one: (If no benefit is specified, the default Death Benefit will be the Enchanced Guaranteed Minimum Death Benefit.)

  [_] I/We hereby elect the Enchanced Guaranteed Minimum Death Benefit.
  [_] I/We hereby elect the Account Value Death Benefit option.
  [_] I/We hereby elect the Return of Premium Death Benefit option.
  [_] I/We hereby elect the 5% Step-Up/1/ Death Benefit option.
  [_] I/We hereby elect the Estate Enchancement Benefit/2/ rider with the
      Enchanced Guaranteed Minimum Death Benefit.
  [_] I/We hereby elect the Estate Enchancement Benefit/2/ rider with the 5%
      Step-Up Death Benefit option.

  /1/ The 5% Step-Up option may only be elected if the Contract Owner, Joint
      Owner (if applicable), and Annuitant are all under age 80.
  /2/ The Estate Enchancement Benefit rider may only be elected if the Contract
      Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

7  Automatic Withdrawals

   Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually

   --------------------------------------------------------               ----------------------------------------------------------
   [_] Please provide me with automatic withdrawals based                 [_] Please provide me with automatic withdrawals of
       on        % (may be between 1-10%) of the greater                      $ ________________________________
          --------                                             OR
       of total contract value or premium payments, payable               [_] Monthly  [_] Quarterly  [_] Semiannually [_] Annually
       as follows:                                                        Begin withdrawals in [_____] [____]
                                                                                                Month   Year
   [_] Monthly [_] Quarterly  [_] Semiannually [_] Annually
   Begin withdrawals in [_____] [____]
                         Month   Year
   --------------------------------------------------------                ---------------------------------------------------------

   Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

   ELECT ONE: [_] Do withhold taxes  Amount to be withheld         % (must be at least 10%)
                                                           --------

              [_] Do not withhold taxes

   ELECT ONE: [_] Send check to address of record                         [_] Send check to following alternate address:

              [_] Direct deposit                                          ________________________________________________________
              [_] For direct deposit into your bank account, the
                  Electronic Fund Transfer Authorization form             ________________________________________________________
                  [(27326)] must be completed and submitted with
                  a voided check or a savings deposit slip.               ________________________________________________________


8  Automatic Bank Draft

  ________________________________________________________________     ___________________________________________________________
  Print account holder name(s) EXACTLY as shown on bank records

  ______________________________________________________________________________________________________  ATTACH VOIDED CHECK
  Bank name                                                                      ABA number

  __________________________________________________________________________________________________________________________________
  Bank telephone number

  Automatic bank draft start date:   [_________]  [________]  [_______]  _____________________________________  $ __________________
                                        Month     Day (1-28)    Year       Checking account number                Monthly amount

I/We authorize Lincoln Life to deposit payments to the account and financial institution identified above. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/We notify Lincoln Life of change in sufficient time to act.

This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

 9a  Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, [American Funds Distributions, Inc.] and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

 9b  Electronic Statement Authorization

     [_] I/We hereby authorize and direct Lincoln Life to electronically deliver notifications: contract information/activity, annuity literature, tax information, statements, prospectuses and annual/semi-annual reports.


     ___________________________________________________________________________
     E-mail address (If e-mail address is not provided, hard copy notification will be mailed.)

10 Replacement Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE:  [_] No  [_] Yes   If yes, complete the 1035 Exchange or
     Qualified Retirement Account Transfer form. (Attach a state replacement form if required by the state in which the application is signed.)



     ___________________________________________________________________________
     Company name

     ___________________________________________________________________________
     Plan name                                             Year issued

     Fraud Warning

     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud and insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

 11  Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/we acknowledge receipt of current prospectuses for [American Legacy III Plus and American Funds Insurance Series(SM)] and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. [I/We understand that all payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period.] Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.



     __________________________________________________________________________
     Signed at (city)                  State                                     Date [__][__] [__][__] [__][__]
                                                                                       Month     Day      Year
     ________________________________  _______________________________________
     Signature of Contract Owner       Joint Contract Owner (if applicable)

     __________________________________________________________________________
     Signed at (city)                  State                                     Date [__][__] [__][__] [__][__]
                                                                                       Month     Day      Year
     __________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)





================================================================================
                   FINANCIAL ADVISER MUST COMPLETE PAGE [5]
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
------------------------------------------------------------------------------------------------------------------------------------

12   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
     Annuitant(s):
     (Attach a state replacement form if required by the state in which the application is signed.)

                                                                                                                    $
     -------------------------------------------------------------------------------------------------------------------------------
     Company name                                                                              Year issued          Amount

13   Additional Remarks

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

[14  American Funds/American Legacy Total Account Value (For rights of accumulation purposes.)

     NOTICE: Tax-qualified annuity contracts and mutual fund accounts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts or accounts could result in loss of the tax-qualified status or tax penalties. Please provide us with values for only nonqualified contracts and accounts.

     My client owns a total of $ _________________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.

15   Dealer Information  Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                               If more than one representative, please indicate names and percentages in Section 13.

    [[_] 1  [_] 2  [_] 3  [_] 4]  [[_] Income4Life(SM) Solution]

     _____________________________________________________________________________     [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)          Registered representative's telephone number

     _____________________________________________________________________________     [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                   Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                                    City                                    State               ZIP

     [_] CHECK IF BROKER CHANGE OF ADDRESS

16   Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section [11] and that all information contained in this application is true to the best of his/her knowledge and belief.

     _______________________________________________________________________________________________________________________________
     Signature

                                  Send completed application--with a check made payable to Lincoln Life--to your investment dealers
[LOGO OF AMERICAN LEGACY          home office or to:
            III(R)]               Lincoln Life                    By Express Mail:        Lincoln Life
                                 [P.O. Box 2348                                          [Attention: American Legacy Operations]
                                  Fort Wayne, IN 46801-2348]                              1300 South Clinton Street
                                                                                          Fort Wayne, IN 46802

                                  If you have any questions regarding this application, please call Lincoln Life at [800-443-8137].